UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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                                          :
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                   -- --  :
                                          :            03-13903 (BRL)
                        Debtors.          :
                                          :  (Jointly Administered)
                                          :
- - - - - - - - - - - - - - - - - - - - - x


                            OPERATING STATEMENTS FOR
                   THE PERIOD MARCH 1, 2004 TO MARCH 31, 2004
                   ------------------------------------------


DEBTORS' ADDRESS:                          PERIOD DISBURSEMENTS:
                                           ---------------------

Cross Media Marketing Corporation          Cross Media Marketing
275 Madison Avenue, 6th Floor              Corporation:             $258,541
New York, New York  10016
                                           Media Outsourcing, Inc.: $286,265

DEBTORS' ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022


            I the undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verify under penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: May 3, 2004             By:   Cross Media Marketing Corporation


                                    /s/ Peter A. Furman
                                    ---------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

                                                       - and -

                                    Media Outsourcing, Inc.


                                    /s/ Peter A. Furman
                                    ---------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)

                          Notes to Operating Statements

Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), together with its wholly owned subsidiary Media Outsourcing, Inc. ("MOS," and together with XMM, the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On June 16, 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Debtors' historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The Debtors classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consist of employee compensation and benefits for corporate employees located in New York, facility-related items such as rent for the corporate office located in New York and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consist of employee compensation and benefits, facility related items and direct costs relating to MOS's magazine operations.


Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest, preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)

               Consolidated Balance Sheet, excluding subsidiaries
                       which are not Debtors-In-Possession

                 As of March 31, 2004 and February 29, 2004 (a)


                                                     March 31,     February 29,
                                                       2004            2004
Assets
Current Assets:
    Cash and cash equivalents                         6,284,055     $ 6,038,976
    Consumer accounts receivable (b)                  9,179,943      10,404,689
    Other receivables                                 2,925,244       2,918,387
     Other current assets                                57,819          94,702
                                                   ------------    ------------
Total current assets                                 18,447,061      19,456,754
Non-Current Assets
    Fixed Assets - Net                                2,783,411       2,783,411
    Goodwill - Net (c)                                        -      17,348,545
    Other assets                                        110,002         110,002
                                                   ------------    ------------
       Total Non-current Assets                       2,893,413      20,241,958
                                                   ------------    ------------
         TOTAL ASSETS                              $ 21,340,474    $ 39,698,712
                                                   ============    ============
Liabilities and Stockholders' Equity

Post Petition Liabilities
    Accounts Payable and Accrued Expenses (d)           966,853       $ 810,388
                                                   ------------    ------------
       Total Post Petition Liabilities                  966,853         810,388

 Pre Petition Liabilities
    Secured Debt (e)                                 27,684,447      27,684,447
    Notes Payable/Preferred Stock                     5,050,000       5,050,000
    Unsecured Claims (d)                             23,335,430      25,676,586
                                                   ------------     -----------
     Total Pre Petition Liabilities                  56,069,878      58,411,033
                                                   ------------     -----------

 Total Liabilities                                   57,036,731      59,221,421

Shareholders' Equity
     Net Retained Earnings                          (34,998,757)    (18,825,209)
     Notes Receivable                                  (697,500)       (697,500)
                                                   ------------    ------------
      Total Stockholders' Equity                    (35,696,257)    (19,522,709)
                                                   ------------    ------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY    $ 21,340,474    $ 39,698,712
                                                   =============   ============


Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of March 31, 2004 and February 29, 2004. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.

   As of March 31 2004 the Debtor increased its collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c) Consistent with the plan of reorganization, the Debtor wrote down the value of goodwill. The value of certain intangible assets has not been reflected in the above balance sheet.

(d) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of March 31, 2004, Post and Pre Petition accounts payable, accrued expenses and unsecured claims have been adjusted to take into account the Amended Schedules filed by the Debtors. As of March 31, 2004, there has been no final determination as to the classification of certain of these liabilities as pre or post petition.

(e) Through the end of March 2004, aggregate distributions of $2,413,073 have been made to the secured lender in partial repayment of the secured debt.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)
                       Case Numbers: 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
                  For the period March 1, 2004 - March 31, 2004


                                                 MOS              XMM            Total
Cash flow from operations
 Cash Receipts from Operations:
  Consumer Receipts (a)                     $     751,419    $           -   $     751,419
  Non Consumer Receipts                            38,465                -          38,465
                                            --------------   --------------  --------------
                                                  789,884                -         789,884

Operating Cash Disbursements:
  Employee Compensation/Reimbursements            180,829                -         180,829
  Direct Costs                                     40,426                -          40,426
  Facilities                                       65,010            4,488          69,498
                                            --------------   --------------  --------------
Total Operating Disbursements                     286,265            4,488         290,753

Operating Cash Flow                               503,619           (4,488)        499,131

Non-Operating Cash Disbursements:
Professional Fees & Other                               -          254,053         254,053
                                            --------------   --------------  --------------
Non Operating Cash Flow                                 -          254,053         254,053

Net Cash Flow                               $      503,619   $    (258,541)  $     245,078
                                            ==============   ==============  ==============



(a) Consumer Receipts are reflected net of collection commissions, refunds and various processing charges.


                        Cross Media Marketing Corporation and Media Outsourcing, Inc.
                                       (Debtors-in-Possession)
                                     Account Balances(Per Book)
                             As of March 31, 2004 and February 29, 2004

                                 Case Numbers: 03-13901 and 03-13903

                  Branch      Account                                                                     Balance at    Balance at
 Institution      Location    Number                     Account Name (Type)                         (a)   3/31/04       2/29/04

Fleet             New York  9429278356   Cross Media - (Disbursement Funding Account)
                                         - Debtor in Posses                                               $ 159,598   $   121,741
Fleet             New York    80221654   Cross Media Marketing - (Controlled Disbursement Account)
                                         - Debtor in Possession                                             (20,572)      (96,639)
Fleet             New York    80227175   Cross Media Marketing SVC Co- (Payroll Funding Account)
                                         - Debtor in Possession                                                -            -
Fleet             New York  9429159138   Cross Media Marketing Corp - (Corporate Operating Account)
                                         - Debtor in Possession                                           6,141,115     6,007,994
Fleet             New York  9429164607   Cross Media Marketing Corp - (NY Disbursement Account)                -            -
SouthTrust Bank   Atlanta     90001703   Media Outsourcing Inc. Debtor in Possession
                                         (Controlled Disbursement Account)                                     -            -
SouthTrust Bank   Atlanta     81387740   Media Outsourcing Inc. Debtor in Possession
                                         (Operating Account)                                                  3,914         5,880
                                                                                                        ------------  ------------
                  Total Accounts                                                                        $ 6,284,055   $ 6,038,976
                                                                                                        ============  ============


(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.


                         Cross Media Marketing Corporation and Media Outsourcing, Inc.
                                          (Debtors-in-Possession)
                                       Account Balances (Per Bank)
                                As of March 31, 2004 And February 29, 2004

                                   Case Numbers: 03-13901 and 03-13903


                    Branch        Account                                                                   Balance at   Balance at
   Institution     Location       Number                        Account Name (Type)                          3/31/04       2/29/04

Fleet              New York     9429278356   Cross Media - (Disbursement Funding Account) -
                                             Debtor in Possession                                          $  159,598   $   121,741

Fleet              New York       80221654   Cross Media Marketing - (Controlled Disbursement Account) -
                                             Debtor in Possession                                                 -             -

Fleet              New York       80227175   Cross Media Marketing SVC Co- (Payroll Funding Account) -
                                             Debtor in Possession                                                 -             -

Fleet              New York     9429159138   Cross Media Marketing Corp - (Corporate Operating Account) -
                                             Debtor in Possession                                           6,105,988     5,961,490

Fleet              New York     9429164607   Cross Media Marketing Corp - (NY Disbursement Account)               -             -

SouthTrust Bank    Atlanta        90001703   Media Outsourcing Inc. Debtor in Possession
                                             (Controlled Disbursement Account)                                    -             -

SouthTrust Bank    Atlanta        81387740   Media Outsourcing Inc. Debtor in Possession
                                             (Operating Account)                                                1,819        11,217
                                                                                                          -----------   -----------
                   Total Accounts                                                                         $ 6,267,405   $ 6,094,448
                                                                                                          ===========   ===========


                                 Cross Media Marketing Corporation and Media Outsourcing, Inc.
                                                  (Debtors-in-Possession)
                                            Case Numbers: 03-13901 and 03-13903
                                       Statement of Cash Receipts and Disbursements
                                      For the period March 1, 2004 - March 31, 2004


                              ---------------------------------------------------------------------------------------
                                                     FLEET NATIONAL BANK                                  SOUTHTRUST
                              ---------------------------------------------------------------------------------------
                                                                                                           90001703 &  -----------
                                 9429278356      80221654       80227175      9429159138     9429164607    813887740      TOTAL
                              ---------------------------------------------------------------------------------------  -----------

CASH 3/01/04 (book)             $   121,741    $   (96,639)   $      --      $ 6,007,994    $      --     $     5,880  $ 6,038,976

           RECEIPTS
     Consumer Receipts                                                           751,419                                   751,419
     Non Consumer Receipts                                                        37,715                          750       38,465
                              ----------------------------------------------------------------------------------------------------
           RECEIPTS                    --             --             --          789,134           --             750      789,884
                              ----------------------------------------------------------------------------------------------------


                              ----------------------------------------------------------------------------------------------------
         DISBURSEMENTS             (155,026)      (369,577)        (3,098)        (4,488)          --         (12,616)    (544,805)
                              ----------------------------------------------------------------------------------------------------

                              ----------------------------------------------------------------------------------------------------
       IBT Funding In/(Out)         192,883        445,644          3,098       (651,525)          --           9,900         --
                              ----------------------------------------------------------------------------------------------------

                              ----------------------------------------------------------------------------------------------------
         NET CASH CHANGE             37,857         76,067           --          133,121           --          (1,966)     245,079
                              ----------------------------------------------------------------------------------------------------
CASH 3/31/04 (book)             $   159,598    $   (20,572)   $      --      $ 6,141,115    $      --     $     3,914  $ 6,284,055
                              ----------------------------------------------------------------------------------------------------

  Less In-Transit Deposits                                                    (35,127)                                     (35,127)
  Plus Outstanding
    Disbursements                                   20,572                                                     (2,095)      18,477
                              ----------------------------------------------------------------------------------------------------
Adjusted CASH 3/31/04               159,598           --             --        6,105,988           --           1,819    6,267,405
                              ----------------------------------------------------------------------------------------------------
Bank Balance 3/31/04               $159,598    $      --      $      --      $ 6,105,988    $      --     $     1,819  $ 6,267,405
                              ----------------------------------------------------------------------------------------------------